[PHOTO]


The
Gabelli
Small Cap
Growth
Fund

                                                    ANNUAL REPORT
                                               SEPTEMBER 30, 1997

                        The Gabelli Small Cap Growth Fund
                              One Corporate Center
                            Rye, New York 10580-1434

                             Annual Report - 1997(a)

                                    * * * * *

             Morningstar rates Gabelli Small Cap Growth Fund 5 stars overall and for the 5 year period ended 10/31/97 among
               2189 and 1210 domestic equity funds, respectively.
     The Fund was also rated 4 stars for the 3 year period among 2189 funds.

  " . . . its [Gabelli Small Cap Growth Fund's] forte is its low risk profile, with risk scores that are among the lowest in the category . . ."

                                             Morningstar Mutual Funds - 10/12/97

To Our Shareholders,

      In the third quarter of 1997, buoyed by low inflation, solid corporate earnings, and ongoing merger and acquisition activity, stocks posted solid gains. In the process, the market overcame global currency instability and attendant concerns regarding the earnings prospects for multi-national consumer staple companies like Coca-Cola, Gillette and Proctor and Gamble. As demonstrated by the Fund's outstanding returns, stock pickers like us were more than adequately rewarded for our efforts.

Investment Performance

      For the quarter ended September 30, 1997, The Gabelli Small Cap Growth Fund's total return was 14.7%. The Value Line Composite and Russell 2000 Index had returns of 12.7% and 14.9%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund is up 37.6% year-to-date. The Value Line Composite and Russell 2000 rose 29.9% and 26.6%, respectively, over the same nine month period.

      For the five year period ended September 30, 1997, the Fund's return averaged 20.8% annually, versus average annual returns of 20.4% and 20.5% for the Value Line Composite and Russell 2000, respectively. Since inception on October 22, 1991 through September 30, 1997, the Fund has a total return of 239.5%, which equates to an average annual return of 22.8%.

--------------------------------------------------------------------------------

(a) The Fund's fiscal year ends September 30, 1997.

Gabelli Small Cap Growth Fund received Morningstar's highest rating - 5 stars for overall performance and for the 5-year period ended October 31, 1997. The Morningstar rating reflects historical risk adjusted performance as of October 31, 1997 and is subject to change every month. Morningstar proprietary ratings are calculated from the Fund's three, five and ten-year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in an investment category receive five stars and the next 22.5% receive four stars. Small capitalization stocks are subject to significant price fluctuations and business risks. The stocks of smaller companies may trade less frequently and experience more abrupt price movements than stocks of larger companies, therefore, investing in this sector involves special challenges.


INVESTMENT RESULTS (a)(c)
----------------------------------------------------------------------------------------------------------------
                                                                       Quarter
                                                   -------------------------------------------
                                                    1st         2nd         3rd          4th           Year
                                                    ---         ---         ---          ---           ----
 1997:    Net Asset Value .......................  $19.11      $22.23      $25.42         __            __
          Total Return ..........................    3.1%       16.3%       14.7%         __            __
----------------------------------------------------------------------------------------------------------------
 1996:    Net Asset Value .......................  $19.65      $20.68      $20.02        $18.53        $18.53
          Total Return ..........................    6.2%        5.2%       (3.2)%         3.4%         11.9%
----------------------------------------------------------------------------------------------------------------
 1995:    Net Asset Value .......................  $17.03      $17.88      $19.34        $18.50        $18.50
          Total Return ..........................    7.4%        5.0%        8.2%          2.6%         25.2%
----------------------------------------------------------------------------------------------------------------
 1994:    Net Asset Value .......................  $16.76      $16.33      $17.24        $15.85        $15.85
          Total Return ..........................   (3.6)%      (2.6)%       5.6%         (2.1)%        (2.9)%
----------------------------------------------------------------------------------------------------------------
 1993:    Net Asset Value .......................  $15.46      $15.74      $16.90        $17.38        $17.38
          Total Return ..........................    6.6%        1.8%        7.4%          5.3%         22.8%
----------------------------------------------------------------------------------------------------------------
 1992:    Net Asset Value .......................  $13.42      $13.41      $13.10        $14.50        $14.50
          Total Return ..........................    9.9%       (0.1)%      (2.3)%        12.1%         20.3%
----------------------------------------------------------------------------------------------------------------
 1991:    Net Asset Value .......................   __          __          __          $12.21        $12.21
          Total Return ..........................   __          __          __            22.9%(b)      22.9%(b)
----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     Average Annual Returns - September 30, 1997 (a)
     -----------------------------------------------
  1 Year ......................................  42.2%
  5 Year ......................................  20.8%
  Life of Fund (b) ............................  22.8%
--------------------------------------------------------------------------------

                     Dividend History
--------------------------------------------------------------
Payment (ex) Date         Rate Per Share    Reinvestment Price
-----------------         --------------    ------------------
September 30,1997              $0.070             $25.42
December 27, 1996              $2.160             $18.46
December 29, 1995              $1.340             $18.50
December 30, 1994              $1.030             $15.85
December 31, 1993              $0.420             $17.38
December 31, 1992              $0.185             $14.50
December 31, 1991              $0.080             $12.21

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on October 22, 1991. (c) The Fund's fiscal year ends September 30, 1997.
--------------------------------------------------------------------------------

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              THE GABELLI SMALL CAP GROWTH FUND, THE S&P 500 INDEX
                           AND THE RUSSELL 2000 INDEX


[The following information was depicted as a line graph in the printed material]

COMMENTARY

Deal Activity Surfaces Value

      A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to benefit from these developments. Industry consolidation is one such trend. As we have discussed in previous letters, the continued strong activity in mergers and acquisitions is providing a tailwind to the outstanding performance of the Fund this year. The accompanying tables illustrate how deal activity surfaced value in a small sample of the portfolio holdings.

                              1997 Completed Deals

   Fund Holding                            1997 Closing Date   1997 % Return (a)
   ------------                            -----------------   -----------------
   International Family Entertainment Inc.         9/5             125.4%
   Kerr Group Inc.                                 8/4             110.5%
   Goulds Pumps Inc.                               5/22             60.8%
   Rykoff-Sexton Inc.                              7/3              54.3%
   Delchamps Inc.                                  9/12             54.2%
   Mafco Consolidated Group Inc.                   7/10             32.0%
   BBN Corp.                                       6/9              28.3%
   UNC Inc.                                        9/18             25.0%

             Percentage Changes through 9/30/97 for Announced Deals

                                                Third            Year-to-Date
   Current Fund Holdings                  Quarter Return (b)       Return (b)
   ---------------------                  ------------------       ----------
   Dynamics Corporation of America              33.3%                193.8%
   Ticketmaster Group Inc.                      39.9%                 91.8%
   BET Holdings Inc.                            61.5%                 83.9%

The Economy and the Stock Market:  "Bear Watch"

      In view of still favorable economic and investment demographic trends, the Dow Jones Industrial Average is fairly, if not fully, valued at around 8,000. We do not see many rampant excesses in the current market, but the margin of safety is razor thin. As the doctors in charge of your financial health, we are always looking for things that may cause investor indigestion. Accordingly, we are keeping a close watch on the following developments that may cause us to change our economic and market diagnoses.

------------
(a) Represents changes in share price and dividends paid from December 31, 1996, through the closing date.
(b) Represents changes in share price and dividends paid from beginning of period through September 30, 1997.

--------------------------------------------------------------------------------

                            Thank You Morningstar!!

                   Gabelli Small Cap Growth receives 5 stars

                            * * * * * as of 10/31/97


                               [GRAPHIC OMITTED}

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                                [GRAPHIC OMITTED}



Reprinted with permission from Morningstar.

Inflation Watch

      In 1981-82, then President Reagan dealt a knockdown blow to labor by breaking the air traffic controllers strike. The settlement in the recent UPS strike may indicate labor is finally getting up off the canvas. Labor represents about two-thirds of U.S. industries' total costs. If labor is making a comeback, we may see more inflation than the consensus expects.

Profit Taking

      Wall Street was soundly in favor of a reduction in the capital gains tax rate. Long term, it is a positive for stocks. However, shorter term, it may entice investors to take some profits. Increased profit taking could temporarily alter the very favorable supply and demand profile stocks have enjoyed for the last several years.

Currency Turmoil - ASEAN Flu

      Thus far, the currency crises in Thailand, the Philippines, Malaysia, and Singapore have not spread to the Hong Kong dollar, which is the most stable and critical currency in the region. The same is true in Latin America, where the recent run on the Brazilian real has failed to upset the Mexican peso. If this currency virus were to spread further, worldwide stock markets would likely experience some vertigo.

Stormy Weather

      On the food front, El Ni-o, the unusual weather pattern that threatens warm, wet weather throughout the U.S. may play havoc with commodities prices. A late planting season in the Midwest could send food prices higher. A warm winter throughout the Northern states could send fuel prices lower while oil continues to be in short term imbalance on the supply side. This could impact earnings patterns for companies in a range of industry groups.

      Having listed some of the things that could disrupt a still favorable backdrop for the economy and stock market, let us acknowledge the positives. Inflation remains restrained. With a historically large spread between inflation and interest rates along the yield curve, rates could trend down from current levels. Corporate earnings should grow by 8% to 9% in 1998. We do not believe price/earnings multiples are likely to expand substantially in the year ahead, but earnings progress could push the stock market higher. Specific to the Fund, which owns many smaller companies in attractive niche businesses, the lower capital gains tax rate should help promote even more deal activity in smaller firms since family managements will be able to keep more of the proceeds from any such transactions.

Cable Television Networks:  Get Them While They're Hot

      When we began accumulating cable television network companies, they were priced like straw hats in winter. Today, they are hot retail items. Within the last six months, Fox purchased International Family Entertainment and the Johnson family and Liberty Media (LBTYA - $29.9375 - NASDAQ) agreed to jointly buy BET Holdings Inc. (BTV - $52.875 - NYSE). These deals are being done at cash flow multiples in the high teens. With the U.S. Supreme Court upholding "must carry" rules that require cable systems to air local network programming, entrenched cable networks are of increasing value to entertainment software producers and distributors, particularly in a "capacity" constrained cable world.

      Most of the smaller independent cable network companies are gone or going from our portfolio at very nice premiums to our purchase prices. MAY THEY REST IN PEACE. We still own major cable network operators like Liberty Media (with stakes in The Discovery Channel, Court TV, Black Entertainment Television, QVC, Home Shopping Network, Liberty Sports Networks and Time Warner, a "clearinghouse" of cable network properties), Viacom (VIA - $31.4375 - ASE) (MTV, VH1 and Nickelodeon), Time Warner (TWX - $54.1875 - NYSE) (CNN, CNBC, TNT and the new Cartoon Channel), Seagram's (soon to be 100% owner of the USA Network) and Cablevision Systems (CVC - $62.75 - ASE) (Rainbow cable network properties). With the exception of Liberty Media, these are not pure cable network plays. The relative success of their other businesses will have a material impact on their stock prices. However, we do not believe the full value of these companies' cable network operations are reflected in their current stock prices.

The Auto After-market: Coming Together

      The auto after-market industry has suffered in recent years as it worked off an extended inventory glut resulting from the elimination of middlemen in the distribution system. Today, that excess inventory is largely history. Parts makers like Standard Motor Products (SMP - $23.375 - NYSE) have restructured operations. They are entering a period of very easy earnings comparisons. They do relatively little foreign business, so they are not subject to the vicissitudes of currency swings. Finally, they are much less cyclical than most industrial companies. Yet, they trade at big price/earnings and price/cash flow discounts to the market. Investors have largely overlooked this industry group. If earnings come in as strong as we anticipate, it should attract investor attention.

Let's Talk Stocks

     The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

BET Holdings Inc. (BTV - $52.875 - NYSE) is a media and entertainment company that primarily targets black consumers, a market that was estimated to have spent over $425 billion in 1996. BTV's core business is Black Entertainment Television (BET), an advertiser-supported cable television programming service. BET reaches over 45 million cable households. BET on Jazz: The Cable Jazz Channel has attracted one million subscribers since its launch in 1996. Action Pay-Per-View's subscriber base grew by one million to over eight million as the service expanded beyond a traditional urban audience. The company is leveraging its brand identity into markets including pay-per-view movies, direct merchandising and magazine publishing.

CLARCOR Inc. (CLC - $28.625 - NYSE) manufactures and markets mobile and environmental filtration products and consumer packaging products. Filtration products include air, fuel and hydraulic filters for heavy duty trucks, buses, cars and boats and air and anti-microbial filters for factories, hospitals and clean rooms. CLARCOR is a leading producer of custom-decorated metal and plastic containers widely used by consumer products companies. Substantial cost savings and productivity improvements are expected in 1997 and further gains are anticipated through the end of the decade as the company continues its history of bringing acquisitions profitably into the fold. Its newest acquisitions, Hastings Filters and United Air Specialists, are beginning to show more favorable results. Hastings' profitability is improving and the integration of United Air Specialists, which merged with CLARCOR in February, is proceeding as planned.

Dynamics Corporation of America (DYA - $82.75 - NYSE) manufactures electronic components and portable electric houseware and commercial appliances. Dynamics Corp. has been acquired by CTS (CTS - $95.00 - NYSE) in a deal which closed on October 16, 1997. Shareholders received either 0.88 shares of CTS per DYA share or $58 cash. CTS is an electronic component manufacturer serving customers in the computer equipment and automation industries.

General Cigar Holdings Inc. (MPP - $28.875 - NYSE) manufactures and markets cigars. The company's brand names such as Macanudo, Partagas, Punch, and Cohiba dominate the premium cigar segment, which is experiencing the strongest unit volume growth. In the mass market cigar segment, General Cigar markets eleven brands, including Garcia y Vega, White Owl and Tiparillo. With continued volume growth throughout the cigar industry, General Cigar should experience strong sales, earnings and cash flow growth.

Liberty Corp. (LC - $45.25 - NYSE) is a holding company for Cosmos Broadcasting and Liberty Life Insurance. Cosmos Broadcasting owns and operates eight network affiliated television stations - five NBC, two ABC and one CBS - mainly in the Southeast. These stations serve 4.2 million households. Liberty Life is a regional insurer, with North Carolina and South Carolina accounting for more than 50% of its premium volume. The insurance segment specializes in providing agency (home service), pre-need and mortgage protection life and health insurance.

Neiman Marcus Group Inc. (NMG - $32.00 - NYSE) operates 30 high fashion Neiman Marcus stores and two Bergdorf Goodman stores in New York City. NMG's NM Direct is a state-of-the-art direct marketing operation. Harcourt General (H - $49.5625
- NYSE) is the company's major shareholder, holding 53% of the outstanding common equity after 1996's public offering of eight million NMG shares. The proceeds from the offering were used to partially fund the repurchase of all Neiman Marcus' outstanding preferred stock (held by Harcourt General) for $416 million. Neiman Marcus is positioned to be an important participant in the trend to higher scale consumer spending. We see earnings increasing to $2.00 per share in the next few years.

Pittway Corp. (PRY - $64.125 - NYSE; PRY'A - $64.9375 - NYSE) has two core businesses: manufacturing and distributing burglar and commercial fire alarm equipment and publishing trade magazines and directories. Its ADI distribution unit is the largest supplier of alarm system components in the U.S. Penton Publishing is composed of roughly 33 trade magazines. Pittway is also involved in real estate and other promising ventures, including a 34% interest in Cylink (Pittway owns 8.6 million shares), a leading manufacturer of encryption equipment, and a 4.2% interest in U.S. Satellite Broadcasting (Pittway owns 3.8 million shares), a direct-to-the-home (DTH) satellite broadcast company whose subscriber base nearly doubled to 1.22 million in 1996.

RPC Inc. (RES - $27.875 - NYSE) has two major business segments: boat manufacturing and oil and gas services. Chaparral Boats, a wholly-owned subsidiary of RPC, sells four lines of powerboats to a nationwide network of independent dealers. The oil and gas service segment provides a variety of services, equipment and personnel to the oil and gas industry through Cudd Pressure Control, Patterson Services, Patterson Truck Lines and Patterson Tubular Services.

United Television Inc. (UTVI - $104.25 - NASDAQ) is a television broadcasting company which owns and operates five television stations: one ABC, one NBC and three UPN affiliates. UTVI has announced plans to purchase WRBW, a UPN affiliate in Orlando, for approximately $60 million and WHSW in Baltimore for $80 million. Its stations, including announced acquisitions, will cover approximately 8% of the U.S. population. UTVI is a 59%-owned subsidiary of BHC Communications (BHC - $129.50 - ASE). Strong advertising demand, prospects for favorable regulatory changes in the industry and corporate cost controls will magnify EBITDA growth going forward. Our 1997 PMV is estimated at $123 per share, $29 of which is cash. UTVI's PMV is expected to reach $165 by the year 2000.

Wynn's International Inc. (WN - $33.25 - NYSE) supplies O-rings and sealing products, specialty chemical products, equipment and related service programs, as well as builders hardware. Its specialty chemicals division is comprised of Wynn Oil Company, a worldwide manufacturer and marketer of specialty chemicals and equipment for automotive and industrial markets in over 100 countries. The company has completed a major share repurchase program which retired 8% of its outstanding common shares. With a debt free balance sheet, Wynn's is positioned to easily finance another acquisition.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Small Cap Growth Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

No Load - Effective August 12, 1996

      Effective August 12, 1996, the Fund no longer imposes a front-end sales charge. All purchases made after August 12, 1996 are no load, that is, without a sales charge.

Gabelli U.S. Treasury Money Market Fund

      Shareholders of any of the Gabelli Funds may invest in The Gabelli U.S. Treasury Money Market Fund with an initial investment of $3,000 or more. The Fund provides checkwriting and exchange privileges. The Fund's expenses are capped at .30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will maintain a stable $1 per share net asset value. Call us at 1-800-GABELLI (1-800-422-3554) for a prospectus which gives a more complete description of the Fund, including management fees and expenses. Read the prospectus carefully before you invest or send money.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      Little has changed in the favorable economic backdrop for stocks. That does not necessarily mean there are not potential problems that could upset the market apple cart. Barring any unexpected economic dilemmas, stocks should continue to deliver respectable returns. More important, in our view, the market is broadening and investors once again appear to be focusing on fundamental value. Already, strong deal activity is gaining momentum. The capital gains tax cut should encourage smaller niche companies' "urge to merge" in the year ahead.

      We close ever mindful of the potholes that will invariably challenge equities investors, but remain confident the Fund's portfolio is well-positioned to endure the long investment journey to your financial success.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABSX. Please call us during the business day for further information.

      As always, we thank you for your confidence in our investment abilities and will strive to preserve the assets you have entrusted to us and provide competitive returns.

                                   Sincerely,

                                   /s/ Mario J. Gabelli
                                   -----------------------------
                                   Mario J. Gabelli, CFA
                                   Portfolio Manager and
                                   Chief Investment Officer

October 25, 1997

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                                Top Ten Holdings
                               September 30, 1997

BET Holdings Inc.                       Neiman Marcus Group Inc.
United Television Inc.                  Pittway Corp.
Dynamics Corporation of America         RPC Inc.
Liberty Corp.                           General Cigar Holdings Inc.
CLARCOR Inc.                            Wynn's International Inc.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Small Cap Growth Fund
Portfolio of Investments -- September 30, 1997
================================================================================

                                                    Market
 Shares                                             Value
 ------                                             -----
             COMMON STOCKS -- 84.96%:
             AGRICULTURE -- 0.65%:
      265    Delta & Pine Land Co............... $     8,530
  112,000    Griffin Land & Nurseries Inc.*.....   1,918,000
                                                 -----------
                                                   1,926,530
                                                 -----------
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 5.70%:
  100,000    Acktion Corp.*.....................   1,285,301
   46,000    Brad Ragan Inc.*...................   1,334,000
   75,000    GenCorp Inc........................   2,132,812
   35,000    Handy & Harman.....................     800,625
    2,000    Lund International Holdings Inc.*..      28,250
    1,000    Meritor Automotive Inc.*...........      23,250
   40,000    Modine Manufacturing Co............   1,395,000
    5,000    Monro Muffler Brake Inc.*..........      76,250
   65,000    Redlaw Industries Inc.*............      50,781
    1,000    SPX Corp...........................      58,625
  105,000    Standard Motor Products Inc........   2,454,374
    2,000    Strattec Security Corp.*...........      55,625
    1,800    Superior Industries
               International Inc. ..............      49,838
  115,000    TransPro Inc.......................   1,250,625
  165,000    UAP Inc., Cl. A....................   1,857,893
  121,643    Wynn's International Inc...........   4,044,629
                                                 -----------
                                                  16,897,878
                                                 -----------
             AVIATION: PARTS AND SERVICES -- 2.59%:
   10,000    AAR Corp...........................     333,750
   30,000    Curtiss-Wright Corp................   2,321,250
    5,000    Ducommun Inc.*.....................     188,438
   26,500    Hi-Shear Industries Inc.*..........      56,313
   40,000    Hudson General Corp................   1,710,000
   77,000    Moog Inc., Cl. A*..................   3,070,374
                                                 -----------
                                                   7,680,125
                                                 -----------
             BROADCASTING -- 5.66%:
   75,000    Ackerley Group Inc.*...............   1,354,688
    1,000    Clear Channel Communications Inc.*.      64,875
   12,000    Granite Broadcasting Corp.*........     142,500
   15,000    Gray Communications Systems Inc....     378,750
   20,000    Gray Communications
               Systems Inc., Cl. B .............     505,000
  125,000    Liberty Corp.......................   5,656,250
   12,000    NTN Communications Inc.*...........      25,500
   90,000    Paxson Communications Corp.*.......   1,046,250
    3,000    Pegasus Communications Corp.*......      64,500
   10,000    Price Communications Corp.*........      86,875
    2,000    Scandinavian Broadcast System SA*..      48,000
   70,000    United Television Inc..............   7,297,500
    3,000    Young Broadcasting Inc., Cl. A*....     102,750
                                                 -----------
                                                  16,773,438
                                                 -----------
             BUILDING AND CONSTRUCTION -- 2.46%:
  100,000    CalMat Co..........................   2,375,000
    8,000    Florida Rock Industries Inc........     476,000
   14,000    Morgan Products Ltd.*..............      93,625
  100,000    Nortek Inc.*.......................   2,593,750
   10,000    Oakwood Homes Corp.................     283,750
   78,000    Republic Group Inc.................   1,462,500
                                                 -----------
                                                   7,284,625
                                                 -----------
             BUSINESS SERVICES -- 2.02%:
    5,000    Amway Asia Pacific Ltd.............     146,563
   15,641    Amway Japan Ltd., Sponsored ADR....     224,839
   31,000    Berlitz International Inc.*........     823,438
   20,000    Borg-Warner Security Corp.*........     390,000
   20,000    Data Broadcasting Corp.*...........     135,000
    6,000    Data Transmission Network Corp.*...     177,000
   10,000    Hach Co............................     235,000
    1,000    Industrial Distribution Group Inc.*      21,000
   10,000    Landauer Inc.......................     250,000
   80,000    Nashua Corp.*......................     915,000
   11,250    Paxar Corp.*.......................     221,484
   16,000    Pittston Brink's Group.............     641,000
   10,000    Sterling Electronics Corp.*........     204,375
   85,000    Trans-Lux Corp. (c)................   1,312,188
    8,000    Wackenhut Corp., Cl. A.............     178,000
    6,187    Wackenhut Corp., Cl. B.............     128,380
                                                 -----------
                                                   6,003,267
                                                 -----------
             CABLE -- 3.35%:
  150,000    BET Holdings Inc.*.................   7,931,250
    1,000    Cable Michigan Inc.*...............      18,500
   20,000    Cablevision Systems Corp., Cl. A*..   1,255,000
    2,000    Century Communications Corp., Cl. A*     15,250
    8,000    People's Choice TV Corp.*..........      24,000
   55,000    United International
               Holdings Inc., Cl. A* ...........     673,750
                                                 -----------
                                                   9,917,750
                                                 -----------
             COMMUNICATIONS EQUIPMENT -- 0.05%:
    5,000    Allen Telecom Inc.*................     142,500
                                                 -----------

             COMPUTER SOFTWARE AND SERVICES -- 0.06%:
    1,000    @Home Corp., Series A*.............      23,125
    2,000    Checkfree Corp.*...................      42,250
    1,000    Cylink Corp.*......................      15,813
    1,000    NetCom On-Line Communication
               Services Inc.* ..................      12,125
    1,000    Noise Cancellation Technologies Inc.*       656
    1,500    Volt Information Sciences Inc.*....      95,062
                                                 -----------
                                                     189,031
                                                 -----------
             CONSUMER PRODUCTS -- 5.41%:
    1,000    Action Performance Companies Inc.*.      29,125
  104,501    Carlyle Industries Inc.*...........     209,002
  171,300    Carter-Wallace Inc.................   2,826,450
   61,000    Church & Dwight Co. Inc............   1,769,000
   12,000    Coachmen Industries Inc............     228,000
   38,000    First Brands Corp..................   1,016,500
    8,000    French Fragrances Inc.*............      93,500
  142,001    General Cigar Holdings Inc.*.......   4,100,276
   99,000    General Housewares Corp............     921,938
   95,000    Genlyte Group Inc.*................   1,615,000
    2,000    Harley-Davidson Inc................      58,375
  100,000    Hartmarx Corp.*....................     862,500
   19,000    National Presto Industries Inc.....     799,188
   10,000    Nature's Sunshine Products Inc.....     236,250
    1,000    Nu-Kote Holding Inc., Cl. A*.......       1,094
    2,000    Playtex Products Inc.*.............      20,250
   18,000    Scotts Co., Cl. A*.................     472,500
   15,000    Skyline Corp.......................     447,188
    4,000    Steven Madden Ltd.*................      32,000
    7,000    Stewart Enterprises Inc., Cl. A....     306,250
                                                 -----------
                                                  16,044,386
                                                 -----------
             CONSUMER SERVICES -- 1.88%:
   20,000    Department 56 Inc.*................     578,750
   94,250    HSN Inc.*..........................   3,828,906
   50,000    Ticketmaster Group Inc.*...........   1,162,500
                                                 -----------
                                                   5,570,156
                                                 -----------
             COUNTRY/CLOSED END FUNDS -- 1.61%:
   45,000    Central European Equity Fund Inc...   1,158,750
   80,000    Emerging Germany Fund Inc..........     890,000
   45,000    France Growth Fund Inc.............     528,750
   35,000    Germany Fund Inc...................     538,125
   44,000    Italy Fund Inc.....................     459,250
   65,000    New Germany Fund Inc...............   1,019,688
   11,000    Spain Fund Inc.....................     167,750
                                                 -----------
                                                   4,762,313
                                                 -----------

The Gabelli Small Cap Growth Fund
Portfolio of Investments (Continued) -- September 30, 1997
================================================================================

                                                    Market
 Shares                                             Value
 ------                                             -----
             COMMON STOCKS (Contineud)
             DIVERSIFIED INDUSTRIAL -- 7.07%:
   95,000    Ampco-Pittsburgh Corp.............. $ 1,781,250
    8,000    Anixter International Inc.*........     137,500
   52,000    Crane Co...........................   2,138,500
    3,000    Flanders Corp.*....................      23,250
   27,000    Gardner Denver Machinery Corp.*....     909,563
   31,000    Katy Industries Inc................     558,000
  445,000    Lamson & Sessions Co.*.............   3,420,937
   55,000    Lindsay Manufacturing Co...........   2,351,250
  338,000    Noel Group Inc.*...................   1,341,438
   33,000    Oil-Dri Corporation of America.....     558,938
   65,000    Park-Ohio Industries Inc.*.........     991,250
   20,000    Standex International Corp.........     630,000
  120,000    Thomas Industries Inc..............   3,599,999
  730,000    Tyler Corp.*.......................   2,509,374
                                                 -----------
                                                  20,951,249
                                                 -----------
             EDUCATION -- 0.02%:
   10,000    Whitman Education Group Inc.*......      58,125
                                                 -----------
             ENERGY -- 3.07%:
1,425,000    GEO International Corp.*(b)(c).....           0
    1,000    Halter Marine Group Inc.*..........      48,375
  125,000    Kaneb Services Inc.*...............     632,813
  150,000    RPC Inc............................   4,181,249
  105,000    Southwest Gas Corp.................   2,060,625
   32,000    Tejas Gas Corp.*...................   1,922,000
   15,000    Tesoro Petroleum Corp.*............     270,938
                                                 -----------
                                                   9,116,000
                                                 -----------
             ENTERTAINMENT -- 0.95%:
   10,000    All American Communications Inc.*..     243,750
  115,000    Ascent Entertainment Group Inc.*...   1,322,500
   10,000    Cineplex Odeon Corp.*..............      18,125
    2,000    Fisher Companies Inc...............     242,000
    3,000    International Speedway Corp........      64,875
    2,000    Metromedia International Group Inc.*     24,250
   75,000    Spelling Entertainment Group Inc.*.     689,063
   70,000    Topps Co. Inc.*....................     214,375
                                                 -----------
                                                   2,818,938
                                                 -----------
             EQUIPMENT AND SUPPLIES -- 13.57%:
   45,000    AFC Cable Systems Inc.*............   1,597,500
   17,000    Alltrista Corp.*...................     452,625
  160,000    AMETEK Inc.........................   3,759,999
    5,000    Amphenol Corp., Cl. A*.............     215,625
  315,000    Baldwin Technology Co. Inc., Cl. A*   1,673,438
    1,000    Belden Inc.........................      37,688
    3,000    Bway Corp.*........................      63,750
  190,000    CLARCOR Inc........................   5,438,749
    1,000    Commercial Intertech Corp..........      18,250
    9,000    CTS Corp...........................     855,000
   18,900    Culligan Water Technologies*.......     869,400
   35,000    Cuno Inc.*.........................     608,125
   20,000    Daniel Industries..................     388,750
   80,000    Dynamics Corporation of America....   6,619,999
  162,000    EnviroSource Inc.*.................     415,125
   30,000    Flowserve Corp.....................     896,250
   20,000    General Magnaplate Corp............     145,000
   60,000    Gerber Scientific Inc..............   1,451,250
   15,000    Global Industrial Technologies Inc.*    310,313
    5,000    International Imaging
               Materials Inc.* .................     145,000
   34,650    Johnston Industries Inc............     201,403
   10,000    K-Tron International Inc.*.........     145,000
   72,500    Kollmorgen Corp....................   1,359,375
   10,000    Littelfuse Inc.*...................     348,750
   22,000    Lufkin Industries Inc..............     673,750
    4,000    Mark IV Industries Inc.............     107,500
    3,000    Met-Pro Corp.......................      55,125
   82,000    Pittway Corp.......................   5,258,249
    4,000    Plantronics Inc.*..................     151,000
   15,000    Portec Inc.........................     194,063
   11,000    Raytech Corp.*.....................      61,188
   37,000    Sequa Corp., Cl. A*................   2,132,125
    5,000    Sequa Corp., Cl. B*................     313,750
    1,000    Smith (A.O.) Corp., Cl. A..........      39,500
   50,000    SPS Technologies Inc.*.............   2,350,000
    5,000    Teleflex Inc.......................     173,125
   12,000    Tennant Co.........................     444,000
    5,000    Valmont Industries Inc.............     106,563
    5,250    Watsco Inc., Cl. B.................     159,469
                                                 -----------
                                                  40,235,771
                                                 -----------
             FINANCIAL SERVICES -- 1.71%:
   70,000    Berliner Bank Aktiengesellschaft...   1,793,700
   45,000    Danielson Holding Corp.*...........     405,000
    1,000    Federal Agricultural
               Mortgage Corp., Cl. C* ..........      42,250
    6,000    Gryphon Holdings Inc.*.............      99,000
   18,000    Hibernia Corp......................     306,000
    4,000    Lawyers Title Insurance Corp.......     123,000
   40,000    Midland Co.........................   2,300,000
      500    Net.B@nk Inc.*.....................       5,313
                                                 -----------
                                                   5,074,263
                                                 -----------
             FOOD AND BEVERAGE -- 3.56%:
   93,000    Celestial Seasonings Inc.*.........   2,882,999
    5,000    Cheesecake Factory Inc.*...........     137,813
  190,000    Chock Full o'Nuts Corp.*...........   1,496,250
  220,000    Eskimo Pie Corp.(c)................   2,860,000
    1,000    Farmer Brothers Co.................     148,000
   18,000    Genesee Corp., Cl. B...............     859,500
   10,000    Grist Mill Co.*....................      95,000
   10,000    International Multifoods Corp......     296,875
   12,000    J & J Snack Foods Corp.*...........     195,000
    7,000    Midwest Grain Products Inc.*.......      98,000
    1,000    Northland Cranberries Inc., Cl. A..      18,750
   65,000    Pepsi-Cola Puerto Rico Bottling Co.*    450,938
   10,000    Ralcorp Holdings Inc...............     186,875
    5,000    Sylvan Food Holdings Inc.*.........      75,625
   14,921    Tootsie Roll Industries Inc........     757,241
                                                 -----------
                                                  10,558,866
                                                 -----------
             HEALTH CARE -- 0.71%:
   52,860    HealthPlan Services Corp...........   1,116,668
   80,000    IVAX Corp.*........................     940,000
    6,000    U.S. Physical Therapy Inc.*........      57,000
                                                 -----------
                                                   2,113,668
                                                 -----------
             HOME FURNISHINGS -- 0.87%:
    8,000    Bassett Furniture Industries Inc...     228,000
    1,000    Bed Bath & Beyond Inc.*............      35,125
   18,000    Foamex International Inc.*.........     254,250
   10,000    La-Z-Boy Chair Co..................     370,000
   48,000    Oneida Ltd.........................   1,704,000
                                                 -----------
                                                   2,591,375
                                                 -----------
             HOTELS AND GAMING -- 2.58%:
  390,000    Aztar Corp.*.......................   2,876,250
    8,000    Boyd Gaming Corp.*.................      69,000
    4,000    Chartwell Leisure Inc.*............      66,500
   10,000    Churchill Downs Inc................     440,000
  115,000    Jackpot Enterprises Inc............   1,322,500
    5,000    Jurys Hotel Group plc..............      28,047
   52,000    Mirage Resorts Inc.*...............   1,566,500
    2,500    Penn National Gaming Inc.*.........      46,563
   25,000    Station Casinos Inc.*..............     203,125
  100,000    Trump Hotels & Casino Resorts Inc.*   1,031,250
                                                 -----------
                                                   7,649,735
                                                 -----------

    The accompanying notes are an integral part of the financial statements.

The Gabelli Small Cap Growth Fund
Portfolio of Investments (Continued) -- September 30, 1997
================================================================================

                                                     Market
 Shares                                              Value
 ------                                              ------
             COMMON STOCKS (Contineud)
             METALS AND MINING -- 2.51%:
    8,000    Barrick Gold Corp..................  $  198,000
  150,000    Echo Bay Mines Ltd.................     853,125
  150,000    Pegasus Gold Inc.*.................     843,750
  120,000    Pioneer Group Inc..................   3,840,000
  270,000    Royal Oak Mines Inc.*..............     759,375
   20,000    Stillwater Mining Co.*.............     427,500
    5,000    Toreador Royalty Corp.*............      22,500
   80,000    TVX Gold Inc.*.....................     500,000
                                                 -----------
                                                   7,444,250
                                                 -----------
             PAPER AND FOREST PRODUCTS -- 1.32%:
  120,000    Grief Bros. Corp...................   3,900,000
                                                 -----------
             PUBLISHING -- 3.57%:
   40,000    Golden Books Family
               Entertainment Inc.* .............     445,000
  121,278    Independent Newspapers Ltd.........     697,973
   14,000    McClatchy Newspapers Inc., Cl. A...     481,250
   65,000    Media General Inc., Cl. A..........   2,575,625
   33,000    Meredith Corp......................   1,093,125
   44,000    Pulitzer Publishing Co.............   2,486,000
  190,000    Thomas Nelson Inc..................   2,636,250
    4,000    Wiley (John) & Sons Inc., Cl. B....     157,000
                                                 -----------
                                                  10,572,223
                                                 -----------
             PUMPS AND VALVES -- 2.52%:
   58,000    Franklin Electric Co...............   3,248,000
   17,775    Gorman-Rupp Co.....................     353,278
    2,000    Graco Inc..........................      71,500
   70,000    IDEX Corp..........................   2,406,250
   10,000    Robbins & Myers Inc................     385,000
   30,000    Roper Industries Inc...............   1,012,500
                                                 -----------
                                                   7,476,528
                                                 -----------
             REAL ESTATE -- 0.70%:
  100,000    Catellus Development Corp.*........   2,075,000
                                                 -----------
             RETAIL -- 4.96%:
   45,000    Aaron Rents Inc....................     787,500
   43,000    Aaron Rents Inc., Cl. A............     752,500
  265,000    Bruno's Inc.*......................   1,424,375
   85,000    Burlington Coat Factory
               Warehouse Corp. .................   1,795,625
    7,000    Crown Books Corp.*.................      73,500
  171,000    Earl Scheib Inc.*..................   1,539,000
   25,000    Fingerhut Companies Inc............     562,500
  122,700    General Host Corp.*................     437,119
    5,000    Ingles Markets Inc., Cl. A.........      65,625
  100,000    Lillian Vernon Corp................   1,693,750
   33,500    Mott's Holdings Inc.*(b)...........     201,000
  167,800    Neiman-Marcus Group Inc.*..........   5,369,600
                                                 -----------
                                                  14,702,094
                                                 -----------
             SPECIALTY CHEMICALS -- 0.78%:
   30,000    Ferro Corp.........................   1,145,625
      200    MacDermid Inc......................      17,425
   32,000    Penwest Ltd........................   1,144,000
                                                 -----------
                                                   2,307,050
                                                 -----------
             TELECOMMUNICATIONS -- 2.05%:
   18,000    Aliant Communications Inc..........     436,500
   23,000    Atlantic Tele-Network Inc.*........     299,000
    2,000    BHI Corp...........................      41,000
   35,000    C-TEC Corp.*.......................   1,750,000
   30,000    C-TEC Corp., Cl. B*................   1,475,625
  100,000    Communications Systems Inc.........   2,075,000
                                                 -----------
                                                   6,077,125
                                                 -----------
             TRANSPORTATION -- 0.22%:
    2,000    Irish Continential Group plc.......      21,855
   50,000    OMI Corp.*.........................     625,000
    4,000    WorldCorp Inc.*....................     $ 8,000
                                                 -----------
                                                     654,855
                                                 -----------
             WIRELESS COMMUNICATIONS -- 0.78%:
   55,000    Aerial Communications Inc.*........     491,563
   40,000    American Paging Inc.*..............      82,500
    2,000    Associated Group Inc., Cl. A*......     141,000
   62,000    Centennial Cellular Corp., Cl. A*..   1,061,750
   17,000    Corecomm Inc.*.....................     280,500
   10,000    Shared Technologies Fairchild Inc.*     121,875
    7,000    Western Wireless Corp., Cl. A*.....     131,250
                                                 -----------
                                                   2,310,438
                                                 -----------
             TOTAL COMMON STOCKS ............... 251,879,552
                                                 -----------

  Principal
   Amount
   -------
             CONVERTIBLE CORPORATE BONDS -- 0.44%:
             ENTERTAINMENT -- 0.06%:
 $ 200,000   Savoy Pictures Entertainment Inc.
               Sub. Deb. Cv. 7.00%, 07/01/03....   178,000
                                               -----------
             EQUIPMENT AND SUPPLIES -- 0.26%:
   650,000   Intermagnetics General Corp.
               Sub. Deb. Cv. 5.75%, 09/15/03(a)    624,000
   250,000   Kushner-Locke Co.
               Sub. Deb. Cv. 8.00%, 12/15/00(b).   150,000
       500   MacNeal-Schwendler Corp.
               Sub. Deb. Cv. 7.875%, 08/18/04 ..       514
                                               -----------
                                                   774,514
                                               -----------
             RETAIL -- 0.12%:
   400,000   General Host Corp.
               Sub. Deb. Cv. 8.00%, 02/15/02 ...   350,000
                                               -----------
             TOTAL CONVERTIBLE
               CORPORATE BONDS ................. 1,302,514
                                               -----------

             U.S. GOVERNMENT OBLIGATIONS -- 14.73%:
43,900,000   U.S. Treasury Bills, 4.50% to 5.04%
               due 10/16/97 to 11/28/97.........43,683,017
                                               -----------
             TOTAL U.S. GOVERNMENT
               OBLIGATIONS .....................43,683,017
                                               -----------

             TOTAL INVESTMENTS -- 100.13%
               (Cost $196,050,440)( )..........296,865,083

             Other Assets and Liabilities
              (Net)-- 0.13% ...................   (346,343)
                                               -----------
             NET ASSETS -- 100%
              (11,665,495 shares outstanding) $296,518,740
                                               -----------

             NET ASSET VALUE, Offering and Redemption
               Price Per Share .................    $25.42
                                                     =====
             ---------
             For Federal tax purposes:
             Aggregate cost...................$196,432,847
                                              ============
             Gross unrealized appreciation....$108,159,316
             Gross unrealized depreciation....  (7,727,080)
                                              -----------
             Net unrealized appreciation......$100,432,236
                                              ============
-----------

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1997, the market value of Rule 144A securities amounted to $624,000 or 0.2% of net assets.
(b)  Securitiy fair valued as determined by the Board of Directors.
(c) Securitity considered an affiliated holding because the Fund owns at least 5% of the outstanding shares. (See Note 8)
*    Non-Income producing security.
ADR--American Depositary Receipt.

    The accompanying note are an integral part of the financial statements.

                        The Gabelli Small Cap Growth Fund

Statement of Assets and Liabilities
September 30, 1997
================================================================================
Assets:
  Investments, at value (cost $196,050,440) ...............       $ 296,865,083
  Cash ....................................................             231,765
  Foreign Cash (cost $44,999) .............................              43,919
  Receivable for Fund shares sold .........................             809,460
  Receivable for investments sold .........................             807,643
  Dividends and interest receivable .......................             165,335
  Prepaid expense .........................................               3,658
                                                                  -------------
    Total Assets ..........................................         298,926,863
                                                                  -------------
Liabilities:
  Payable for investments purchased .......................             790,108
  Payable for Fund shares redeemed ........................             957,471
  Payable for investment advisory fees ....................             229,533
  Payable for distribution fees ...........................             102,335
  Payable for dividends ...................................              46,054
  Other accrued expenses ..................................             282,622
                                                                  -------------
    Total Liabilities .....................................           2,408,123
                                                                  -------------
    Net Assets (applicable to 11,665,495
      shares outstanding) .................................       $ 296,518,740
                                                                  =============
    Net Asset Value, offering and redemption price
      per share ...........................................       $       25.42
                                                                  =============
Net Assets Consist of:
  Capital Stock, at par value ($0.001) ....................       $      11,665
  Additional paid-in capital ..............................         157,140,046
  Accumulated undistributed net investment loss ...........              (4,987)
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions .........          38,558,703
  Net unrealized appreciation on investments and assets
    and liabilities denominated in foreign currencies .....         100,813,313
                                                                  -------------
    Net Assets ............................................       $ 296,518,740
                                                                  =============

Statement of Operations
For the Year ended September 30, 1997
================================================================================
Investment Income:
  Interest ................................................        $    291,107
  Dividends (net of foreign withholding tax of $13,932) ...           2,572,823
                                                                   ------------
       Total investment income ............................           2,863,930
                                                                   ------------
Expenses:
  Investment advisory fee .................................           2,269,141
  Distribution fees .......................................             567,338
  Shareholder servicing fees ..............................             411,542
  Interest expense ........................................             225,897
  Directors' fees .........................................              40,265
  Miscellaneous expenses ..................................             169,809
                                                                   ------------
       Total expenses .....................................           3,683,992
                                                                   ------------

  Net Investment (Loss) ...................................            (820,062)
                                                                   ------------
Net Realized and Unrealized Gain on
  Investments:
  Net realized gain on investment and
    foreign currency transactions .........................          39,776,849
  Net change in unrealized appreciation of
    investments and assets and liabilities
    denominated in foreign currencies .....................          44,387,266
                                                                   ------------
      Net realized and unrealized gain on
        investments and foreign currency
        transactions ......................................          84,164,115
                                                                   ------------
Net increase in net assets resulting
  from operations .........................................        $ 83,344,053
                                                                   ============

Statement of Changes in Net Assets
================================================================================
                                                      Year Ended September 30,
                                                   -----------------------------
                                                       1997             1996
                                                   ------------      -----------
Operations:
   Net investment loss .........................   $  (820,062)      $ (962,109)
   Net realized gain on investment and foreign
     currency transactions .....................    39,776,849       23,621,731
   Net change in unrealized appreciation of
     investments and assets and liabilities
     denominated in foreign currencies .........    44,387,266        1,263,486
                                                  ------------     ------------
     Net increase in net assets resulting from
       operations ..............................    83,344,053       23,923,108
                                                  ------------     ------------
Distributions to shareholders from:
   Net realized gain on investments ............   (23,504,667)     (15,495,706)
   Share transactions - net ....................    13,440,151      (16,344,400)
                                                  ------------     ------------
     Net increase in net assets ................    73,279,537       (7,916,998)
Net Assets:
   Beginning of period .........................   223,239,203      231,156,201
                                                  ------------     ------------
   End of period ...............................  $296,518,740     $223,239,203
                                                  ============     ============

                 See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies. The Gabelli Small Cap Growth Fund (the "Fund") is a series of Gabelli Equity Series Funds, Inc. (the "Corporation"). The Corporation was incorporated in Maryland on July 25, 1991. Prior to October 22, 1991 (commencement of operations), the Fund had no operations other than the sale of 10,000 shares of common stock at $10.00 per share to Gabelli Funds, Inc., the Fund's adviser, on September 16, 1991. The Fund is an open-end, diversified management investment company and one of two separately managed portfolios of the Corporation. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") or traded on foreign exchanges are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Foreign Currency Transactions. The books and records of the Fund are maintained in U.S. dollars as follows:

     (i) market value of investment securities and other assets and liabilities are recorded at the exchange rate on the valuation date.

     (ii) purchases and sales of investment securities, income and expenses are recorded at the exchange rate prevailing on the respective date of such transactions.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income and dividend and capital gain distributions to shareholders are recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued)
================================================================================

As of September 30, 1997, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to additional paid-in-capital:

                    Accumulated                       Accumulated
                 Undistributed Net               Realized Gain (Loss)
                 Investment Income                  on Investments
                 -----------------               --------------------
                      $815,075                        $(804,483)

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required. Under current tax law, currency losses realized after October 31, in a given year, may be deferred and treated as occurring on the first day of the following fiscal year. The Small Cap Growth Fund incurred currency losses of $4,987 after October 31,1996.

2. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs, and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

3. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. For the year ended September 30, 1997 the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $567,338, or 0.25% of average net assets, the annual limitation under the Plan.

4. Bank Loan. The Fund has access to an unsecured line of credit from the Custodian for temporary purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There was no outstanding loan as of September 30, 1997. The average daily amount of borrowings outstanding during the year ended September 30, 1997, was $1,881,233, with a related weighted average interest rate of 6.14%. The maximum amount borrowed at any time during the year ended September 30, 1997 was $11,360,000.

5. Portfolio Securities. Purchases and sales of securities for the year ended September 30, 1997, other than U.S. government obligations and short-term securities, aggregated $31,380,315 and $88,445,787, respectively.

6. Transactions with Affiliates. During the year ended September 30, 1997, the Fund paid brokerage commissions of $43,851 to Gabelli & Company, Inc. and its affiliates.

7. Capital Stock Transactions. Transactions in shares of common stock were as follows:

                                                       For the year ended September 30,
                                        --------------------------------------------------------------
                                                   1997                               1996
                                        ----------------------------       ---------------------------
                                         Shares           Amount            Shares          Amount
                                         ------           -------           ------          -------
Shares sold ..........................   6,081,693      $133,408,500       2,264,334      $ 44,652,493
Shares issued upon reinvestment of
  dividends ..........................   1,221,473        22,767,034         812,880        15,038,288
Shares redeemed ......................  (6,786,508)     (142,735,383)     (3,883,078)      (76,035,181)
                                         ---------      ------------       ---------      ------------
Net increase (decrease) ..............     516,658      $ 13,440,151        (805,864)     $(16,344,400)
                                         =========      ============       =========      ============

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Continued)
================================================================================

8. Transactions in Securities of Affiliated Issuers. The Investment Company Act of 1940 defines affiliated issuers as those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended September 30, 1997 is set forth below:

                                                Shares                                           Value at
                                 Beginning     Purchased   Ending      Realized    Dividend      September
                                  Shares        (Sold)     Shares        Gain       Income       30, 1997
                                  ------        ------     ------        ----       ------       --------
Eskimo Pie Corp. .............     181,900      38,100      220,000    $      0     $ 32,600     $2,860,000
Trans-Lux Corp. ..............     105,052     (20,052)      85,000     140,371       14,231      1,312,188
GEO International Corp. ......   1,425,000         --     1,425,000         --           --               0
                                                                       --------     --------     ----------
                                                                       $140,371     $ 46,831     $4,172,188
                                                                       ========     ========     ==========

Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each year:

                                                                           For the Year Ended September 30,
                                                              -------------------------------------------------------
                                                               1997        1996        1995         1994        1993
                                                              ------      ------      ------       ------      ------
Operating Performance:
  Net asset value, beginning of year ....................    $ 20.02    $  19.34      $ 17.24      $ 16.90   $  13.10
                                                            --------    --------     --------     --------   --------
  Net investment income (loss) ..........................      (0.07)      (0.09)       (0.04)       (0.05)      0.01
  Net realized and unrealized gain on investments .......       7.70        2.11         3.17         0.81       3.98
                                                            --------    --------     --------     --------   --------
  Total from investment operations ......................       7.63        2.02         3.13         0.76       3.99
                                                            --------    --------     --------     --------   --------
Distributions:
  Dividends from net investment income ..................         --          --           --           --      (0.03)
  Dividends from net realized gain on investments .......      (2.23)      (1.34)       (1.03)       (0.42)     (0.16)
                                                            --------    --------     --------     --------   --------
  Total distributions ...................................      (2.23)      (1.34)       (1.03)       (0.42)     (0.19)
                                                            --------    --------     --------     --------   --------
  Net asset value, end of year ..........................   $  25.42    $  20.02     $  19.34     $  17.24   $  16.90
                                                            ========    ========     ========     ========   ========
  Total return(a) .......................................      42.20%      11.01%       19.47%        4.48%     30.65%

Ratios to average net assets and supplemental data:
  Net assets, end of year (in thousands) ................   $296,519    $223,239     $231,156     $205,699   $204,617
  Ratio of operating expenses to average net assets(c) ..       1.62%       1.58%        1.54%        1.54%      1.64%
  Ratio of net investment income (loss) to average
   net assets ...........................................      (0.36)%     (0.42)%      (0.24)%      (0.28)%     0.03%
  Portfolio turnover rate ...............................         14%         11%          17%          19%        14%
  Average commission rate per share(b) ..................    $0.0500     $0.0490          --           --         --

-----------
(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(b) For fiscal years beginning after September 1, 1995, the SEC requires the Fund to disclose the average commission rate paid per share for purchases and sales of investment securities.
(c) The Fund incurred interest expense during the year ended September 30, 1997. If the interest expense had not been incurred, the operating expense ratio would have been 1.52%.

The Gabelli Small Cap Growth Fund
Report of Ernst & Young LLP, Independent Auditors
================================================================================

Shareholders and Board of Directors
The Gabelli Small Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Small Cap Growth Fund (a series of Gabelli Equity Series Funds, Inc.) as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Small Cap Growth Fund at September 30, 1997, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                               Ernst & Young LLP


New York, New York
November 15, 1997

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                   1997 TAX NOTICE TO SHAREHOLDERS (Unaudited)

  The $2.16 per share distribution of long term capital gains paid on December 27, 1996 was designated by the Board of Directors as a capital gain distribution. Additionally, the $0.07 per share distribution of long term capital gains paid on September 30, 1997 was designated by the Board of Directors as a capital gain distribution.

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                        Gabelli Equity Series Funds, Inc.
                        The Gabelli Small Cap Growth Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA
Chairman and Chief
Investment Officer
Gabelli Funds, Inc.

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

John D. Gabelli
Vice President
Gabelli & Company, Inc.

Karl Otto Pohl
Former President
Deutsche Bundesbank

Anthony R. Pustorino
Certified Public Accountant
Professor, Pace University

Felix J. Christiana
Former Senior
Vice President
Dollar Dry Dock Savings Bank

Vincent D. Enright
Senior Vice President
and Chief Financial Officer
KeySpan Energy Corp.

Robert J. Morrissey
Attorney-at-Law
Morrissey & Hawkins

Anthonie C. van Ekris
Managing Director
BALMAC International, Inc.

                                    OFFICERS

Mario J. Gabelli, CFA
President and
Chief Investment Officer

Bruce N. Alpert
Vice President and Treasurer

James E. McKee
Secretary

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

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This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
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